Investment in associates and joint ventures	12 Months Ended
Dec. 31, 2020
Investments accounted for using equity method [abstract]
Investment in associates and joint ventures
16. Investment in associates and joint ventures

	2020 $m	2019 $m
Cost

At 1 January	145	140

Additions	17	14

Share of (losses)/gains	(14)	(3)

System Fund share of losses	(1)	—

Dividends and distributions	(7)	(7)

Exchange and other	(4)	1

At 31 December	136	145

Impairment

At 1 January	(35)	(36)

Charge for the year a	(23)	—

Exchange and other	3	1

At 31 December	(55)	(35)

Net book value	81	110

a	In note 6 the $23m impairment charge is presented net of $4m gain on related put option.
Barclay associate
The Group held one material associate investment at 31 December 2020, a 19.9% interest in 111 East 48th Street Holdings, LLC (the ‘Barclay associate’) which owns InterContinental New York Barclay, a hotel managed by the Group. The investment is classified as an associate and equity accounted. Whilst the Group has the ability to exercise significant influence through certain decision rights, approval rights relating to the hotel’s operating and capital budgets rest solely with the 80.1% majority member. The Group’s ability to receive cash dividends is dependent on the hotel generating sufficient income to satisfy specified owner returns.
Due to the significant trading impact of
Covid-19
and resulting restrictions in New York, the hotel was closed for most of 2020 and does not expect to reopen until Spring 2021. The 2021 closure period and the significant impact on RevPAR during the recovery period is considered to affect the hotel valuation, hence impairment testing was performed on the Barclay associate, resulting in an impairment charge of $13m. There is also a related put option which was valued at $4m. Details of the put option, impairment testing performed and sensitivities are contained on page 136.
Summarised financial information in respect of the Barclay associate is set out below:

31 December	2020 $m	2019 $m
Non-current assets	497	515

Current assets	32	75

Current liabilities	(19)	(22)

Non-current liabilities	(247)	(323)

Net assets	263	245

Group share of reported net assets at 19.9%	52	49

Adjustments to reflect impairment, capitalised costs, and additional rights and obligations under the shareholder agreement	(9)	4

Carrying amount	43	53

Year ended 31 December	2020 $m	2019 $m

Revenue	16	108

Loss from continuing operations and total comprehensive loss for the year	(52)	(17)

Group’s share of loss for the year, including the cost of funding owner returns	(13)	(10)

Other associates and joint ventures
The summarised aggregated financial information for individually immaterial associates and joint ventures is set out below. These are mainly investments in entities that own hotels which the Group manages.

	Associates			Joint ventures			Total
	2020 $m	2019 $m	2018 $m	2020 $m	2019 $m	2018 $m	2020 $m	2019 $m	2018 $m
Share of (losses)/gains

(Losses)/profits from continuing operations and total comprehensive (loss)/profit for the year	(3)	7	2	2	—	5	(1)	7	7

Impairment testing was performed on other associate investments containing hotel assets using management forecasts covering a five-year period, as detailed on page 135. This resulted in impairment of two associates, both in the Americas region, by a total of $8m. Estimated future cash flows were discounted at pre-tax
rates of 12.0% and 8.4%, resulting in recoverable amounts of $1m and $4m respectively.
A further associate with a value of $5m at 31 December 2019 was liquidated in 2020. A final dividend of $3m was received and the remaining investment of $2m was impaired to $nil; the charge is recognised within Central costs.
During 2018, the Group received a distribution of $32m from a joint venture following the sale of the hotel owned by the joint venture. A further $2m was received in 2020 on liquidation of the joint venture.